                                                                   EXHIBIT 10.11

                              INTRACEL CORPORATION
                  Employment Agreement with Lawrence A. Bloom
                             Dated: August 24, 1998


                              INTRACEL CORPORATION

                              EMPLOYMENT AGREEMENT

     This Agreement is made as of August 24, 1998 by and between Intracel Corporation ("Intracel" or "Company"), a Delaware Corporation having a place of business at 2005 N.W. Sammamish Road, Suite 107, Issaquah, WA 98027 and its affiliates and subsidiaries, and Lawrence A. Bloom of 10 Sunswyck Road, Darien, CT 05820 ("Employee"), on the terms below listed:

1. Title: Employee shall be employed by Intracel in the capacity of Chief Financial Officer and Senior Vice President, Corporate Development. As such, Employee shall perform all duties required in accord with said position as demanded.

2. Compensation: Employee shall be entitled to $180,000 per annum or as may be amended from time to time. Employee will be eligible for bonuses at the discretion of management, such bonuses to be tied to performance goals to be agreed upon between Employee and the Company.

3. Vacation. Employee will be entitled to three (3) weeks paid vacation per annum.

4. Other Benefits. Employee shall be entitled to participation in the Company's Health Plan and 401K plan, as amended from time to time at the Company's discretion.

5. Performance Review. Employee shall be reviewed by the relevant supervisor not less than one (1) time per annum.

6.   Definitions:

 (a) Proprietary Information. As used in this Agreement, "Proprietary Information" means information which the Company possesses or to which the Company has rights which has commercial value. Proprietary Information includes, by way of example and without limitation, trade secrets, product ideas, designs, configurations, processes, techniques, formulas, software, improvements, inventions, data, know-how, copyrightable materials, marketing plans and

                              INTRACEL CORPORATION
                  Employment Agreement with Lawrence A. Bloom
                             Dated: August 24, 1998

     strategies, sales and financial reports and forecasts, and customer lists. Proprietary Information, includes information developed by Employee in the course of this employment by Company or otherwise relating to inventions which belong to the Company under Section 9 below, as well as other information to which Employee may have access in connection with this employment.

 (b) Inventions and Developments. As used in this Agreement. "Inventions and Developments" means any all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable. Inventions and Developments include, by way of example and without limitation, discoveries and improvements which consist of or relate to any form of Proprietary Information.

 (c) Company-Related Inventions and Developments. For purposes of this Agreement, "Company-Related Inventions and Developments" means all Inventions and Developments which either (a) relate at the time of conception or development to the actual or demonstrably anticipated business of the Company or if its actual or demonstrably anticipated research and development; (b) result from or relate to any work performed for the Company, whether or not during normal business hours; (c) are developed on Company time; or (d) are developed through the use of the Company's Proprietary Information, equipment and software, or other facilities or resources.

7. Confidentiality. Employee understands and agrees that this employment creates a relationship of confidence and trust between Employee and the Company with respect to (a) all Proprietary Information, and (b) the confidential information of others with which the Company has a business relationship. The information referred to in clauses (a) and (b) of the preceding sentence is referred to in this Agreement, collectively, as "Confidential Information". At all times, both during this employment with the Company and after its termination. Employee will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the Company, except as may be necessary in the ordinary course of performing Employee's duties to the Company. The restrictions set forth in this Section 9 will not apply to information which is generally known to the public or in the trade, unless such knowledge results from an unauthorized disclosure by Employee, but this exception will not affect the application of any other provision of this Agreement to such information in accordance with the terms of such provision.

8. Documents, Records, etc. All documents, records, apparatus, equipment and other physical property, whether or not pertaining to Proprietary Information, which are furnished to Employee by the Company or are produced by Employee in connection with this employment will be and remain the sole property of the Company. Employee will return to the Company all such materials and property as and when requested by

                              INTRACEL CORPORATION
                  Employment Agreement with Lawrence A. Bloom
                             Dated: August 24, 1998

the Company. In any event, Employee will return all such materials and property immediately upon termination of this employment for any reason. Employee will not take in any form any such materials or property or any copies thereof upon such termination.

9. Ownership of Inventions and Developments. Employee agrees that all Company-Related Inventions and Developments which Employee conceives or develops, in whole or in part, either alone or jointly with others, during the term of this employment with the Company will be the sole property of the Company. The Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. Employee hereby transfers and assigns to the Company any proprietary rights which Employee may have or acquire in any such Company-Related Inventions and Developments, and Employee waives any moral rights or other special rights which Employee may have or accrue therein. Employee agrees to execute any documents and take any actions that may be required to effect and confirm such transfer and assignment and waiver. The provisions of this Section 9 will apply to all Company-Related Inventions and Developments which are conceived or developed during the term of the employment with the Company, whether before or after the date of this Agreement, and whether or not further development or reduction to practice may take place after termination of this employment, for which purpose it will be presumed that any Company-Related inventions and developments conceived by Employee which are reduced to practice within one year after termination of this employment were conceived during the term of this employment with the Company unless Employee is able to establish a later conception date by clear and convincing evidence. The provisions of this Section 9 will not apply, however, to any Inventions and Developments made by Employee prior to this employment by the Company.

10. Disclosure of Inventions and Developments. Employee agrees promptly to disclose to the company, or any persons designated by it, all Company-Related Inventions and Developments which are or may be subject to the provisions of
Section 7.

11. Obtaining and Enforcing Proprietary Rights. Employee agrees to assist the Company, at the Company's request from time to time and at the Company's expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to Company-Related Inventions and Developments in any and all countries. Employee will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of this employment, provided that the Company will compensate Employee at a reasonable rate after such termination for time actually spent by Employee at the Company's request on such assistance. In the event that the

                              INTRACEL CORPORATION
                  Employment Agreement with Lawrence A. Bloom
                             Dated: August 24, 1998

Company is unable for any reason whatsoever to secure Employee's signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part). Employee here irrevocably designates and appoints the Company and its duly authorized officers and agents as Employee's agents and attorneys-in-fact to act for Employee and on Employee's behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by Employee.

12. Competitive Activities. During the term of this employment with the Company and for a period of 6 months thereafter, Employee will not, directly or indirectly, whether as owner, partner, consultant, agent, employee, co-venturer or otherwise, engage in or participate in any business activity anywhere in the world which develops, manufactures or markets products or performs services which are competitive with the products or services of the Company, or products or services which the Company has under development or which are the subject of active planning at any time during the term of this employment. Employee understands that the restrictions set forth in this Section 12 are intended to protect the Company's interest in its Proprietary Information and established customer relationships and goodwill, and agrees that such restrictions are reasonable and appropriate for this purpose.

13. Third-Party Agreements and Rights. Employee hereby confirms that Employee is not bound by the terms of any agreement with any previous employer or other party which restricts in any way Employee's use or disclosure of information or Employee's engagement in any business, except as may be disclosed in a separate Schedule attached to this Agreement prior to its acceptance by the Company. Employee has delivered to the Company true and complete copies of any agreements listed on said Schedule. Employee represents to the Company that Employee's execution of this Agreement, employee's employment with the Company and the performance of Employee's proposed duties for the Company will not violate any obligations Employee may have to any such previous employer or other party. In Employee's work for the Company, Employee will not disclose or make use of any information in violation of any agreements with or rights of any such previous employer or other party, and Employee will not bring to the premises of the Company any copies or other tangible embodiments of non-public information belonging to or obtained from any such previous employment or other party.

14.  Injunction.    Employee agrees that it would be difficult to measure any
damages caused by the Company which might result from any breach by Employee of the promises set forth in this Agreement, and that in any event money damages would be an inadequate remedy for any such breach. Accordingly, Employee agrees that if Employee breaches, or proposes to breach, any portion of this Agreement, the

                                 INTRACEL CORP.

                              INTRACEL CORPORATION
                  Employment Agreement with Lawrence A. Bloom
                             Dated: August 24, 1998


Company shall be entitled, in addition to all other remedies that it may have to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

15. No Employment Term. Employee understands that this employment with the Company is at will. Employee understands that as an at-will employee, Employee may resign from employment with the Company at any time and for any reason and the Company may terminate this employment at any time and for any reason. Employee understands that this provision of this Agreement may only be modified by a formal written employment contract signed by both Employee and an authorized representative of the Company's management.

16. Binding Effect. This Agreement will be binding upon Employee and Employee's heirs, executors, administrators and legal representatives and will inure to the benefit of the Company, any subsidiary of the Company, and its and their respective successors and assigns.

17. Severance. When discharged for (a) no cause, (b) the sale or divestiture of all or substantially all of the Company, or (c) change in the control of the Company, then Employee will be entitled to six months severance at Employee's salary at the time of discharge.

18. Enforceability. If any portion or provision of this Agreement is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, will not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. In the event that any provision of this Agreement is determined by any court of competent jurisdiction to be unenforceable by reason of excessive scope as to geographic, temporal or functional coverage, such provision will be deemed to extend only over the maximum geographic, temporal and functional scope as to which it may be enforceable.

19. Entire Agreement. This Agreement constitutes the entire agreement between the Company and Employee with respect to the subject matter hereof, and supersedes all prior representations and agreements with respect to such subject matter except previous agreements with explicit bonus provisions. This Agreement may not be amended, modified or waived except by a written instrument duly executed by the person against whom enforcement of such amendment, modification or waiver is sought. The failure of any party to require the performance of any term or obligation of

                              INTRACEL CORPORATION
                  Employment Agreement with Lawrence A. Bloom
                             Dated: August 24, 1998


this Agreement, or the waiver by any party of any breach of this Agreement, in any particular case will not prevent any subsequent enforcement of such term or obligation or to be deemed a waiver of any separate or subsequent breach.


20. Notices. Any notices, requests, demands and other communications provided for by this agreement will be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, to Employee at the last address which Employee has filed in writing with the Company or, in the case of any notice to the Company, at its main offices, to the attention of its Chief Executive Officer.


21. Governing Law. This is a Washington contract and shall be construed under and be governed in all respects by the laws of the Commonwealth of Washington.



I UNDERSTAND THAT THIS AGREEMENT AFFECTS IMPORTANT RIGHTS. I HAVE READ IT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY.



/s/ Lawrence A. Bloom
----------------------------------------------
Lawrence A. Bloom



Accepted and Agreed to by Intracel Corporation



By:  /s/  SIMON R. McKENZIE
----------------------------------------------
Name:     Simon R. McKenzie

Title:    President & Chief Executive Officer

Date:     August 24, 1998

                              INTRACEL CORPORATION
                  Employment Agreement with Lawrence A. Bloom
                             Dated: August 24, 1998

SCHEDULE OF PRIOR INVENTIONS

Employee Name: Lawrence A. Bloom

Date:          August 24, 1998


/s/ LAWRENCE A. BLOOM
----------------------------------------------
Lawrence A. Bloom

Accepted and Agreed to by Intracel Corporation

By: /s/ SIMON R. McKENZIE
----------------------------------------------

Name:   Simon R. McKenzie

Title:  President & Chief Executive Officer

Date:   August 24, 1998

                              INTRACEL CORPORATION
                  Employment Agreement with Lawrence A. Bloom
                             Dated: August 24, 1998

SCHEDULE OF THIRD-PARTY AGREEMENTS

Employee Name: Lawrence A. Bloom

Date:          August 24, 1998

/s/ LAWRENCE A. BLOOM
----------------------------------------------
Lawrence A. Bloom

Accepted and Agreed to by Intracel Corporation

By: /s/ SIMON R. McKENZIE
----------------------------------------------

Name:   Simon R. McKenzie

Title:  President & Chief Executive Officer

Date:   August 24, 1998